UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 22, 1998




                              AMSCAN HOLDINGS, INC.
             (Exact Name of Registrant as specified in its charter)



Delaware                                000-21827                 13-3911462
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
of incorporation                       File Number)          Identification No.)


80 Grasslands Road, Elmsford, New York                             10523
---------------------------------------                        --------------
(Address of Principal                                            (Zip Code)
Executive Offices)






Registrant's telephone number, including area code: (914) 345-2020

Item 4.  Changes in Registrant's Certifying Accountants

     (a) On April 22, 1998, Amscan Holdings, Inc. (the "Company") engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors for the fiscal year ending December 31, 1998, to replace the firm of KPMG Peat Marwick LLP ("KPMG Peat Marwick"), who were dismissed as the independent auditors of the Company effective on such date. The decision to change independent auditors was approved by the Company's Board of Directors.

     The reports of KPMG Peat Marwick on the Company's consolidated financial statements for each of the two years in the period ended December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's consolidated financial statements for each of the two years ended December 31, 1997, and in the subsequent interim period through April 22, 1998, there were no disagreements ("Disagreements") as defined in Item 304 (a) (1) (iv) and the instructions to
Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with KPMG Peat Marwick on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused KPMG Peat Marwick to make reference to the matter in their report. In addition, during the two year period ended December 31, 1997 and in the subsequent interim period through April 22, 1998, there were no reportable events ("Reportable Events") as defined in Item 304 (a) (1) (v) of Regulation S-K. The Company has requested KPMG Peat Marwick to furnish it a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements. A copy of that letter, dated April 29, 1998, is filed as Exhibit 16 to this Form 8-K.

     (b) On April 22, 1998, the Company engaged Ernst & Young as their independent auditors for the fiscal year ending December 31, 1998. At no time preceding April 22, 1998, has the Company (or anyone on behalf of the Company) consulted with Ernst & Young on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was the subject of a Disagreement with KPMG Peat Marwick or a Reportable Event.

Item 7.  Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

         16 Letter, dated April 29, 1998, from KPMG Peat Marwick LLP to the Securities and Exchange Commission




                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMSCAN HOLDINGS, INC.


                                          By: /s/ James M. Harrison
                                              --------------------------------
                                              James M. Harrison
                                              President and Chief Financial
                                              Officer

April 29, 1998

                                 EXHIBIT INDEX


           No.            Description
           ---            -----------

           16 Letter dated April 29, 1998 from KPMG Peat Marwick LLP to the Securities and Exchange Commission